                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY





         KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica"), hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN
D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of (a) 7-5/8% Capital Securities of Transamerica Capital III, (b) 7-5/8% Junior Subordinated Debentures of Transamerica Corporation and (c) the Guarantee of Transamerica Corporation with respect to the Capital Securities, each to be issued in connection with a registered exchange offer, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1998.



                                            By: /s/   Frank C. Herringer
                                               ---------------------------------
                                               Name:  Frank C. Herringer
                                               Title: Chairman, Chief Executive
                                                      Officer and Director

                                POWER OF ATTORNEY





         KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica"), hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN
D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of (a) 7-5/8% Capital Securities of Transamerica Capital III, (b) 7-5/8% Junior Subordinated Debentures of Transamerica Corporation and (c) the Guarantee of Transamerica Corporation with respect to the Capital Securities, each to be issued in connection with a registered exchange offer, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1998.



                                      By: /s/   Edgar H. Grubb
                                         ---------------------------------
                                         Name:  Edgar H. Grubb
                                         Title: Executive Vice President and
                                                Chief Financial Officer

                                POWER OF ATTORNEY





         KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica"), hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN
D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of (a) 7-5/8% Capital Securities of Transamerica Capital III, (b) 7-5/8% Junior Subordinated Debentures of Transamerica Corporation and (c) the Guarantee of Transamerica Corporation with respect to the Capital Securities, each to be issued in connection with a registered exchange offer, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1998.



                                            By: /s/   Burton E. Broome
                                               ---------------------------------
                                               Name:  Burton E. Broome
                                               Title: Vice President and
                                                      Controller

                                POWER OF ATTORNEY



         KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica"), hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN
D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of (a) 7-5/8% Capital Securities of Transamerica Capital III, (b) 7-5/8% Junior Subordinated Debentures of Transamerica Corporation and (c) the Guarantee of Transamerica Corporation with respect to the Capital Securities, each to be issued in connection with a registered exchange offer, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1998.



                                                By: /s/  Robert W. Matschullat
                                                  -----------------------------
                                                  Name:  Robert W. Matschullat
                                                  Title: Director

                                POWER OF ATTORNEY



         KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica"), hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN
D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of (a) 7-5/8% Capital Securities of Transamerica Capital III, (b) 7-5/8% Junior Subordinated Debentures of Transamerica Corporation and (c) the Guarantee of Transamerica Corporation with respect to the Capital Securities, each to be issued in connection with a registered exchange offer, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1998.




                                                    By: /s/    Samuel L. Ginn
                                                        ------------------------
                                                        Name:  Samuel L. Ginn
                                                        Title: Director

                                POWER OF ATTORNEY



         KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica"), hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN
D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of (a) 7-5/8% Capital Securities of Transamerica Capital III, (b) 7-5/8% Junior Subordinated Debentures of Transamerica Corporation and (c) the Guarantee of Transamerica Corporation with respect to the Capital Securities, each to be issued in connection with a registered exchange offer, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1998.




                                                      By: /s/    Gordon E. Moore
                                                          ----------------------
                                                          Name:  Gordon E. Moore
                                                          Title: Director

                                POWER OF ATTORNEY





         KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica"), hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN
D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of (a) 7-5/8% Capital Securities of Transamerica Capital III, (b) 7-5/8% Junior Subordinated Debentures of Transamerica Corporation and (c) the Guarantee of Transamerica Corporation with respect to the Capital Securities, each to be issued in connection with a registered exchange offer, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1998.



                                            By: /s/   Toni Rembe
                                               ---------------------------------
                                               Name:  Toni Rembe
                                               Title: Director

                                POWER OF ATTORNEY



         KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica"), hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN
D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of (a) 7-5/8% Capital Securities of Transamerica Capital III, (b) 7-5/8% Junior Subordinated Debentures of Transamerica Corporation and (c) the Guarantee of Transamerica Corporation with respect to the Capital Securities, each to be issued in connection with a registered exchange offer, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1998.



                                                     By: /s/    Condoleezza Rice
                                                         -----------------------
                                                         Name:  Condoleezza Rice
                                                         Title: Director

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica"), hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN
D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of (a) 7-5/8% Capital Securities of Transamerica Capital III, (b) 7-5/8% Junior Subordinated Debentures of Transamerica Corporation and (c) the Guarantee of Transamerica Corporation with respect to the Capital Securities, each to be issued in connection with a registered exchange offer, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1998.



                                                  By: /s/    Charles R. Schwab
                                                      --------------------------
                                                      Name:  Charles R. Schwab
                                                      Title: Director

                                POWER OF ATTORNEY



         KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica"), hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN
D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of (a) 7-5/8% Capital Securities of Transamerica Capital III, (b) 7-5/8% Junior Subordinated Debentures of Transamerica Corporation and (c) the Guarantee of Transamerica Corporation with respect to the Capital Securities, each to be issued in connection with a registered exchange offer, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1998.



                                              By:    /s/    Forrest N. Shumway
                                                     ---------------------------
                                                     Name:  Forrest N. Shumway
                                                     Title: Director

                                POWER OF ATTORNEY





         KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director and/or officer of Transamerica Corporation, a Delaware corporation ("Transamerica"), hereby constitutes and appoints SHIRLEY H. BUCCIERI, BURTON E. BROOME and AUSTIN
D. KIM, or any of them with power to act alone, his or her true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that said attorneys and agents, or any one of them, may deem necessary or advisable to enable Transamerica to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Securities Act of (a) 7-5/8% Capital Securities of Transamerica Capital III, (b) 7-5/8% Junior Subordinated Debentures of Transamerica Corporation and (c) the Guarantee of Transamerica Corporation with respect to the Capital Securities, each to be issued in connection with a registered exchange offer, including, without limitation, the power and authority to sign the name of the undersigned in his or her capacity as a director and/or officer of Transamerica (either manually or electronically through the EDGAR System of the Commission) to (i) a Registration Statement on Form S-4 and/or such other forms as may be appropriate to be filed with the Commission in respect of said securities, (ii) any and all amendments to said Registration Statement, including post effective amendments, and (iii) any and all instruments and documents filed as a part of or in connection with said Registration Statement or amendments thereto, hereby ratifying and confirming all that said attorneys or agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1998.




                                              By:    /s/    Peter V. Ueberroth
                                                     ---------------------------
                                                     Name:  Peter V. Ueberroth
                                                     Title: Director